SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS

DWS Climate Change Fund

The Board of Trustees for the fund has approved, subject to shareholder approval, a Sub–Advisory Agreement between Deutsche Investment Management Americas Inc. (”DIMA”), the Fund’s investment advisor, and its affiliate, Deutsche Alternative Asset Management (Global) Limited (”DAAM Global”).

The proposed Sub–Advisory Agreement with DAAM Global will be submitted for approval by shareholders at a Special Meeting of Shareholders, which is expected to be held in the third quarter of 2011. Prior to the Shareholder Meeting, shareholders of the fund as of the record date will receive (i) a Proxy Statement describing in detail the proposed Sub–Advisory Agreement and the considerations of the fund’s Board in recommending that shareholders approve the proposed Sub–Advisory Agreement, and (ii) a proxy card with instructions on how to submit a vote.

The Board has taken additional actions to allow DAAM Global to provide portfolio management services to the fund prior to shareholder approval of the proposed Sub–Advisory Agreement. Specifically, the Board has approved an interim sub–advisory agreement between DIMA and DAAM Global (the ”Interim Sub–Advisory Agreement”) to be effective on September 15, 2011. The Interim Sub–Advisory Agreement does not require shareholder approval and has a maximum term of 150 days. The Interim Sub–Advisory Agreement automatically terminates upon the earlier of shareholder approval and implementation of the proposed Sub–Advisory Agreement or the maximum term of 150 days. Sub–advisory fees payable under the Interim Sub–Advisory Agreement will be paid by DIMA and will be held in an escrow account until the proposed Sub–Advisory Agreement is approved by shareholders.

Effective September 15, 2011, Deutsche Asset Management International GmbH (”DeAMi”) will no longer serve as subadvisor to the fund and all references in the fund’s prospectus disclosing that DeAMi is the fund’s subadvisor are hereby deleted.

In connection with these changes, effective October 1, 2011, the fund’s name will change to DWS Clean Technology Fund, and the fund’s principal investment strategy will focus more on clean technology–related companies. The fund’s new principal investment strategy is described below.

Effective October 1, 2011, the following sections of the prospectus are supplemented as follows:

The following information replaces the existing disclosure contained in the “Main investments” sub–section under the “PRINCIPAL INVESTMENT STRATEGY” heading of the summary section of the fund’s prospectus and under the “PRINCIPAL INVESTMENT STRATEGY” heading of the “FUND DETAILS” section of the fund’s prospectus:

Main investments. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equities of US and foreign companies engaged in activities related to energy- and resource–efficient solutions (”clean technology–related companies”). Generally, clean technology–related companies are engaged in businesses whose growth is supported by increased environmental regulation, increasing demand for energy- and resource–efficient technologies for companies as well as individuals and increased focus on national energy and resource security. Currently, the fund considers such companies to include (i) companies that derive at least half of their revenues or net income from activities related to clean technology, and (ii) companies that derive as little as 5% of their revenues or net income from such activities, provided that such companies target positive growth from clean technology–related activities; however the fund may change the criteria it uses from time to time without shareholder approval. As part of its evaluation of clean technology–related companies, the fund may consider a company’s overall environmental policies and practices, but generally such considerations will not be the only factor in selecting investments for the fund.

The fund’s equity investments are mainly common stocks, but may also include other types of equities, such as preferred or convertible stocks, or equity securities of real estate investment trusts (“REITs”). The fund may invest up to 40% of its assets in emerging market equities (equities traded mainly in emerging markets or issued by companies that are organized in emerging markets or have more than half of their business there). The fund considers “emerging markets” to include any country that is defined as an emerging or developing economy by any one of the following: The International Bank for Reconstruction and Development (i.e., the World Bank), the International Finance Corporation or the United Nations or its authorities.

July 29, 2011
PROSTKR-103

Effective September 15, 2011, the following sections of the prospectus are supplemented as follows:

The following information replaces the existing disclosure under the “MANAGEMENT” heading in the summary section of the fund’s prospectus and under the “MANAGEMENT” heading of the “FUND DETAILS” section of the fund’s prospectus:

Investment Advisor

Deutsche Investment Management Americas Inc.

Subadvisor

Deutsche Alternative Asset Management (Global) Limited

Andrew Pidden, Managing Director. Portfolio Manager of the fund. Joined the fund in 2011.

The following information replaces similar disclosure in the ”WHO MANAGES AND OVERSEES THE FUNDS” section of the fund’s prospectus:

Subadvisor for DWS Clean Technology Fund

The subadvisor for the fund is Deutsche Alternative Asset Management (Global) Limited (”DAAM Global”), formerly known as RREEF Global Advisors Limited, 1 Great Winchester Street, London, United Kingdom, EC2N 2DB. DAAM Global renders investment advisory and management services to the fund. DAAM Global is an investment advisor registered with the Securities and Exchange Commission, whose assets under management are currently comprised of institutional accounts and investment companies. DAAM Global is a subsidiary of Deutsche Bank AG. DIMA, not the fund, compensates DAAM Global for the services it provides to the fund.

The following information replaces the existing disclosure contained under the ”MANAGEMENT” heading of the “FUND DETAILS” section of the fund’s prospectus.

Andrew Pidden, Managing Director. Portfolio Manager of the fund. Joined the fund in 2011.

•	Global Head of RREEF Sustainable Advisers.

•
25 years investment experience with Salomon Brothers, Morgan Stanley, Deutsche Bank and CLSA Capital Partners. Extensive experience in equity and equity derivative trading, program trading, market making and risk management. Head of equity derivatives in Asia ex Japan for Morgan Stanley and Deutsche Bank.

•
11 years experience in clean technology including academic studies, direct investment, public fund management and private equity fund management, including Clean Resources Asia, a multi–product investment group at CLSA Capital Partners.

•	MA in Finance and MSc in Environmental Technology, Imperial College, London.

Please Retain This Supplement for Future Reference

July 29, 2011
PROSTKR-103